[PEABODY]

SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 11, 2010, is entered into by and among P&L RECEIVABLES COMPANY, LLC, a Delaware limited liability company, as seller (the “Seller”), PEABODY ENERGY CORPORATION, a Delaware corporation, as initial servicer (the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), the Purchaser Agents (the “Purchaser Agents”) and the LC Participants listed on the signature pages hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank.

RECITALS

1. The parties hereto are parties to that certain Third Amended and Restated Receivables Purchase Agreement, dated as of January 25, 2010 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”).

2. Concurrently herewith, the Fee Letter for each Purchaser Group is being amended and restated by the parties thereto (each such amended and restated Fee Letter, an “A&R Fee Letter”).

3. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendments to the Agreement. The Agreement is hereby amended as follows:

(a) Section 5.3 of the Agreement is amended by adding thereto the following new clause (g) immediately following existing clause (f) thereof:

(g) In addition to the foregoing and notwithstanding any otherwise applicable limitations on, or requirements for, pledges, assignments and participations set forth in this Section 5.3, any Purchaser may pledge, participate or assign any of its rights (including, without limitation, rights to payment of Capital and Discount) under this Agreement or the other Transaction Documents to any Federal Reserve Bank (including any grant of a security interest in such rights to secure such Purchaser’s obligations to such Federal Reserve Bank) without notice to or consent of any other party to this Agreement or to the other Transaction Documents; provided that no such pledge, participation or assignment shall release such Purchaser from any of its obligations hereunder or substitute any such pledge, participant or assignee for such Purchaser as a party hereto.

(b) Clause (a) of the definition of “Eligible Receivable” set forth in Exhibit I of the Agreement is amended by replacing the percentage “5%” where it appears in sub-clause (i)(C) thereof with the percentage “2%”.

(c) Pursuant to Section 1.12 of the Agreement, the Facility Termination Date scheduled to occur on May 11, 2010 pursuant to the clause (d) of the definition thereof is hereby extended to May 10, 2011, and the definition of “Facility Termination Date” set forth in Exhibit I of the Agreement is amended by replacing the date “May 11, 2010” where it appears in clause (d) thereof with the date “May 10, 2011”.

(d) Existing Schedule II to the Agreement is replaced in its entirety with new Schedule II attached hereto.

SECTION 3. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:

(a) Representations and Warranties. Both immediately prior to, and immediately after, giving effect to this Amendment, the representations and warranties made by such Person in the Agreement and the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both immediately prior to, and immediately after, giving effect to this Amendment, no Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of all of the following conditions precedent:

(a) the Administrator shall have received counterparts of this Amendment executed by each of the parties hereto;

(b) each Purchaser Agent shall have received counterparts of its Purchaser Group’s A&R Fee Letter duly executed by each of the parties thereto;

(c) the Administrator shall have received counterparts to that certain Fourth Amendment to Lock-Box Agreement being entered into by the parties hereto and the Lock-Box Bank concurrently herewith duly executed by each of the parties thereto; and

(d) to the extent required by the program documents governing the issuance of its Notes, each Conduit Purchaser (or its Purchaser Agent on its behalf) shall have received from each rating agency then rating such Notes written confirmation that the effectiveness of this Amendment will not cause the credit ratings of such Notes to be downgraded or withdrawn.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC,
as Seller

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY ENERGY CORPORATION,

as initial Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY ARCLAR MINING, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY MIDWEST MINING, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

TWENTYMILE COAL, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

CABALLO COAL, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

COALSALES II, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY WESTERN COAL COMPANY,
as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

POWDER RIVER COAL, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY HOLDING COMPANY, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY COALTRADE, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PEABODY COALSALES, LLC,

as Sub-Servicer

By: /s/ Chino Kim
Name: Chino Kim
Title: Assistant Treasurer

PNC BANK, NATIONAL ASSOCIATION,

as Purchaser Agent for the Market Street Purchaser Group

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,

as the LC Bank and as an LC Participant

By: /s/ Richard Munsick
Name: Richard Munsick
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Administrator

By: /s/ William P. Falcon
Name: William P. Falcon
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW

YORK BRANCH,
as Purchaser Agent for the Atlantic Purchaser Group

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK NEW

YORK BRANCH,
as an LC Participant

By: /s/ Sam Pilcer
Name: Sam Pilcer
Title: Managing Director

By: /s/ Kostantina Kourmpetis
Name: Kostantina Kourmpetis
Title: Managing Director